EXHIBIT 10 (A)
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                  DIGIPHONE INTERNATIONAL LTD.
                     STOCK PURCHASE AGREEMENT


     AGREEMENT made this 3rd day of December, 1997 by and between

METEOR  TECHNOLOGY, PLC located at Watson House, 54 Baker Street,

London, England W1M1DJ (hereinafter referred to as "Seller"), and

CAMELOT  CORPORATION, a Colorado corporation,  located  at  17770

Preston  Road,  Dallas,  TX  75252 (hereinafter  referred  to  as

"Purchaser" or "Camelot").

      WHEREAS,  Seller  owns  all of the  outstanding  shares  of

capital   in       DigiPhone  International   Ltd.   (hereinafter

collectively known as "DI");

      WHEREAS,  Seller is desirous of selling the  shares  of  DI

(hereinafter "Shares");

      WHEREAS,  Purchaser is desirous of purchasing  said  Shares from Seller;

      WHEREAS, by a Loan Note Instrument Meteor issued to Camelot

500,000 British pounds  1997-2007 10% unsecured redeemable  loan  stock  ("Loan

Stock").

     NOW, THEREFORE, in consideration of the mutual covenants and agreements, the said parties hereby agree as follows:



                        I. CONSIDERATION

     1.01   In consideration of the purchase of the Shares at the

Closing, Purchaser hereby agrees to accept these Shares  in  full and  final redemption of the Loan Stock and it is agreed  between the  parties that terms of the Loan Note Instrument which created the  Loan Stock and the Loan Stock itself shall be deemed  varied to permit the redemption of the Loan Stock in this manner.

                           II. CLOSING

      2.01    At the Closing set forth in paragraph 2.03  hereof,

Seller agrees to deliver the Stock Certificates representing 100%

of  the outstanding share capital of DI, and duly executed  stock powers transferring the shares into the name of the Purchaser.

      2.02  Purchaser shall deliver the certificates representing the 500,000 British pounds loan stock to Seller for cancellation.

      2.03 Closing shall take place within five (5) business days of  the obtaining of whichever shareholder approval comes last at the  offices  of  Purchaser  or such  other  time  and  place  as

Purchaser and Seller may agree.


                 III.  SELLERS REPRESENTATIONS

      3.01    Seller hereby warrants and represents the following

facts,  the truth and accuracy of which are conditions  precedent to the Closing:

           (a)   Seller is the beneficial owner of the Shares and

has full and complete legal and equitable title thereto;

           (b)    There are no liens, pledges, chattel mortgages,

or other encumbrances of any kind against the Shares;

           (c)    There are no undisclosed interests, present  or

future,  in the Shares, nor does Seller know of any assertion  of such an interest;

           (d)    There are no outstanding or existing provisions

of  any agreement Seller is a party to that would prevent, limit,

or condition the sale and transfer of the Shares to Purchaser;

            (e)    There  are  no  provisions  of  any  contract,

indenture, or other instrument to which Seller is a party  or  to which  the  Shares  are subject which would  prevent,  limit,  or condition the sale and transfer of the Shares to Purchaser;

           (f)   Seller agrees that the consideration paid to  it

for  its  interest in the Shares represents no less than  a  fair appraisal of said Shares;

           (g)    There  are  no options, or rights,  or  similar

instruments by Seller, affecting the assignment of the Shares;

           (h)   Seller is not aware of any threatened or pending

lawsuits against the Shares;

           (i)    Seller  has  had an opportunity  to  have  this

Agreement reviewed by counsel of its choice;

           (l)    Seller  warrants  that  there  are  no  adverse

conditions are known which would materially affect the  financial condition of DI;

           (o)   Seller will seek shareholder's approval for  the

sale of the shares as soon as reasonably possible.

          (p)   Seller understands that Purchaser cannot conclude

this transaction until it obtains shareholder approval.



                IV.  PURCHASER'S REPRESENTATIONS



       4.01    Purchaser  hereby  warrants  and  represents   the

following  facts, the truth and accuracy of which are  conditions precedent to the Closing:

          (a)   Purchaser is not prevented by any federal, state,

or  local  law  or regulation by any provision of  any  contract,

mortgage,  indenture,  or other instrument  from  purchasing  the

Shares as contemplated by this Agreement;

                     V. SELLER'S COVENANTS

     5.01   Seller hereby covenants as follows:

          (a)   At the Closing, Seller shall deliver to Purchaser

the  stock certificates representing 100% of the outstanding  and issued  share  capital  of DI and stock powers  transferring  the shares to Purchaser.

          (b)   From the date hereof, Seller shall take no action

that would encumber or restrict the Shares or its sale, transfer,

or assignment;

           (c)    Seller will aid and assist Purchaser in  filing

all   required  disclosure  documents  required  by  the  Federal

Securities  Laws  upon  the execution and  consummation  of  this agreement;

           (d)    Seller will provide the Purchaser with any  and

all information requested by Purchaser prior to Closing;



                   VI. PURCHASER'S COVENANTS

     6.01   Purchaser hereby covenants as follows:

           (a)   Purchaser will duly file all required disclosure

documents required of it by the Federal Securities Laws upon  the execution and consummation of this agreement.

          (b)   At the Closing, Purchaser shall deliver to Seller

certificates of the 500,000 British pounds 1997- 2007 10% unsecured  redeemable loan stock for cancellation.



                   VII. CONDITIONS OF CLOSING

     7.01   Seller

           (a)    Seller shall deliver to Purchaser a certificate

dated  as  of  the  Closing Date that all the representations  of

Seller remain true and correct without change and that Seller has performed or complied with all covenants.

     7.02   Purchaser

           (a)    Purchaser shall deliver to Seller a certificate

dated  as  of  the  Closing Date that all the representations  of

Purchaser  remain  true  and  correct  without  change  and  that

Purchaser has performed or complied with all covenants.


                     VIII.  INDEMNIFICATION

      8.01    Seller shall indemnify and hold harmless  Purchaser

and   all  present  officers  and  directors  of  Purchaser  (the

"Indemnified  Parties") against any losses,  claims,  damages  or liabilities  to which the Indemnified Parties may become  subject insofar  as  such  losses,  claims, damages  or  liabilities  (or actions  in  respect  thereof) arise out of  or  are  based  upon representations and/or actions of Seller which concern  the  Sale of  the  Shares  to Purchaser and Seller will, in addition,  hold harmless  the Indemnified Parties for any legal or other expenses reasonably incurred in connection with investigating or defending any  such  action or claim; provided, however, that Seller  shall not be liable in any such cases to the extent that any such loss,

claim,  damage  or liability arises out of or is  based  upon  an untrue  material statement or material omission made by Purchaser to Seller in writing.



      8.02    Purchaser shall indemnify and hold harmless  Seller

(the "Indemnified Party") against any losses, claims, damages  or liabilities  to  which the Indemnified Party may  become  subject insofar as such loses, claims, damages or liabilities (or actions

in   respect   thereof)  arise  out  of   or   are   based   upon

representations  and/or actions of Purchaser  which  concern  the

Sale  of  the Shares from Seller and Purchaser will, in addition,

hold  harmless  the  Indemnified Party for  any  legal  or  other expenses reasonably incurred in connection with investigating  or defending  any  such  action or claim;  provided,  however,  that

Purchaser  shall not be liable in any such cases  to  the  extent that  any such loss, claim, damage or liability arises out of  or is  based  upon an untrue material statement or material omission made by Seller to Purchaser in writing.

     8.03   Procedure.  Promptly after receipt by the Indemnified

Parties  under Sections 8.01 above of notice of the  commencement of  any  action, the Indemnified Parties, shall, if  a  claim  in

respect  thereof  is  to  be  made  against  Seller  under   such

subsection, notify Seller in writing of the commencement thereof;

and  the  omission to so notify Seller shall relieve it from  any liability which it may have to the Indemnified Parties.  In  case any  such  action shall be brought against any of the Indemnified

Parties  and  they  shall notify the Seller  of the  commencement thereof,  Seller shall assume the defense thereof,  with  counsel satisfactory to Purchaser (who shall not, except with the consent of the Purchaser, be counsel to Seller).

     8.04   Procedure.  Promptly after receipt by the Indemnified

Party under Sections 8.02 above of notice of the commencement  of any  action, the Indemnified Party, shall if a claim  in  respect thereof  is  to be made against Purchaser under such  subsection,

notify Purchaser in writing of the commencement thereof; and  the omission  to  so  notify  Purchaser shall  relieve  it  from  any

liability  which it may have to the Indemnified Party.   In  case

any  such  action shall be brought against any of the Indemnified

Party  and  they  shall notify the Purchaser of the  commencement thereof, Purchaser shall assume the defense thereof, with counsel satisfactory to Purchaser (who shall not, except with the consent of the Seller, be counsel to Purchaser).



                       IX.  MISCELLANEOUS

      9.01   It is understood and agreed that Purchaser and their

representatives  (including counsel and accountants)  shall  keep confidential  any information (unless readily ascertainable  from public  or published information or trade sources) obtained  from

Seller regarding the Shares.  In the event of the termination  of this  Agreement,  Purchaser and their said  representative  shall promptly  return to Seller any statements, documents,  and  other written  information obtained from Seller in connection therewith and without retaining copies thereof.

      9.02    All  covenants, representations and  warranties  by

Seller and Purchaser shall be true and correct as of the Closing,

shall  survive   the  Closing, and shall bind the  Purchaser  and

Seller  and their heirs and assigns as to any breach thereof  not disclosed  in  writing  or  known to the  parties  prior  to  the closing.

     9.03   No remedy conferred by any of the specific provisions

of  this  Agreement  is  intended to be exclusive  of  any  other remedy,  and  each remedy shall be cumulative  and  shall  be  in addition  to  all  other  remedies  given  hereunder  or  now  or hereafter  existing  at  law  or  in  equity  or  by  statute  or otherwise.  The election of any one or more remedies by Purchaser or  Seller  shall not constitute a waiver of the right to  pursue other available remedies.

      9.04    In  the  event that any part of this  Agreement  is

determined   by   a  court  of  competent  jurisdiction   to   be

unenforceable, the balance of the Agreement shall remain in  full force and effect.

      9.05    This Agreement shall be construed according to  the

laws of the State of Texas.

      9.06    This  Agreement  accurately represents  the  entire

agreement of the parties and supersedes and terminates any  prior agreement  between the parties.  Any amendments to this Agreement can only be made in writing signed by both parties.

     9.07   No forbearance delay or indulgence by either party in

enforcing  the  provisions of this Agreement shall  prejudice  or restrict  the  rights of that party nor shall any waiver  of  its rights operate as a waiver of any subsequent breach and no rights power  or  remedy  herein conferred upon or reserved  for  either party  is  exclusive of any other right power or remedy available to  that  party  and  each such right power or  remedy  shall  be cumulative.


      IN WITNESS WHEREOF this Agreement has been executed by the parties as of the date first written above.


WITNESS:                           SELLER:
                                   METEOR TECHNOLOGY, PLC



                                   By:  Jason Conway

WITNESS:                           PURCHASER:
                                   CAMELOT CORPORATION



                                   By:  Daniel Wettreich
                                        President
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Pursuant to Section 7.01 of the Stock Purchase Agreement,  Meteor
Technology,   Plc   ("Seller")   declares   that   all   of   the
representations made by Seller in the above mentioned agreement are true and correct without change, and that Seller has performed or complied with all covenants as of the closing date of the above agreement, ____________________________, 1998.

                                   METEOR TECHNOLOGY, PLC



By:__________________________
                                        Jason Conway

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Pursuant to Section 7.02 of the Stock Purchase Agreement, Camelot
Corporation   ("Purchaser")   declares   that    all    of    the
representations   made  by  Purchaser  in  the  above   mentioned
agreement are true and correct without change, and that Purchaser has performed or complied with all covenants as to the closing date of the above agreement, _______________________________,
1998.

                                   CAMELOT CORPORATION



                                       By:_______________________
Daniel Wettreich
                                        President



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                            EXHIBIT A

                 Lawsuits Pending or Threatened

                              None